UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: February 2, 2010
Date of earliest event reported: February 1, 2010

MACY’S, INC.

7 West Seventh Street, Cincinnati, Ohio 45202 (513) 579-7000

-and-

151 West 34th Street, New York, New York 10001 (212) 494-1602

Delaware	1-13536	13-3324058
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

(e)   On March 24, 2006, the Compensation and Management Development Committee of the Board of Directors of Macy's, Inc. (the "Company") authorized a stock credit plan for its senior executives, including fifteen of its Section 16 reporting officers (which includes the named executive officers), for the performance period covering fiscal years 2006 and 2007.  Pursuant to the stock credit plan, the executives received phantom stock units hereinafter referred to as “stock credits”.  The purpose of the stock credit plan was to align senior management's compensation with the interests of the Company's shareholders and the Company's performance, including achievement of objectives relating to the Company’s Four Priorities for the 2006 and 2007 fiscal years and certain financial objectives resulting from the merger with May Company.

       In accordance with the terms of the 2006-2007 stock credit plan, earned performance-based stock credits and time-based stock credits were all subject to two-year and three-year holding periods commencing on February 3, 2008, with their ultimate value to the participants dependent on Macy's stock price.  The value of one-half of the stock credits, with dividend equivalents accrued during the two-year holding period, was required to be paid in cash to the senior executives at the conclusion of the two-year holding period (with an automatic payment on or about February 1, 2010).   The value of the remaining one-half of the stock credits, with dividend equivalents accrued during the three-year holding period, is required to be paid in cash to the senior executives at the end of the three-year holding period (with an automatic payment on or about January 31, 2011).

       The stock credit plan provides that the value of the stock options is determined on the basis of the average closing price of Macy’s common stock as reported on the New York Stock Exchange for the 20 business days preceding a payment date.  For the February 1, 2010 payment, this value was $16.39 per share.

The named executive officers received the following amounts with respect to the 2006-2007 stock credits for which the two-year holding period ended on January 30, 2010:

                                   Stock Credit                        Dividend

                                        Value                             Equivalent

T. Lundgren                                   $2,139,624.35                        $114,415.15

K. Hoguet                                          $470,144.69                          $25,140.45

T. Cole                                                $470,144.69                          $25,140.45

J. Grove                                              $470,144.69                          $25,140.45

S. Kronick                                          $470,144.69                          $25,140.45

MACY’S, INC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MACY’S, INC.

Dated: February 2, 2010	By: /s/ Dennis J. Broderick
Name: Dennis J. Broderick
Title: Executive Vice President, General Counsel and Secretary